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                                                                    EXHIBIT 21.1

                               KIRBY CORPORATION

                    PRINCIPAL SUBSIDIARIES OF THE REGISTRANT

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                                                                                    PLACE OF
                                                                                  INCORPORATION
                                                                                  -------------
KIRBY CORPORATION -- PARENT AND REGISTRANT....................................     Nevada
SUBSIDIARIES OF THE PARENT AND REGISTRANT
  Dixie Carriers, Inc.(1).....................................................     Delaware
  General Energy Corporation(1)...............................................     Delaware
  Kirby Exploration Company of Texas(1).......................................     Delaware
  Kirby Terminals, Inc.(1)....................................................     Texas
  Sabine Transportation Company(1)............................................     Delaware
  Chotin Carriers, Inc.(1)....................................................     Delaware
  Kirby Pioneer, Inc.(1)......................................................     Delaware
  AFRAM Carriers, Inc.(1).....................................................     Delaware
  Rail Systems, Inc.(1).......................................................     Delaware
  Americas Marine Express, Inc.(1)............................................     Delaware
  Kirby Tankships, Inc.(1)....................................................     Delaware
  Kirby Marine Transportation Corporation(1)..................................     Delaware
  Sabine Marine Transportation Company(1).....................................     Delaware
  Mariner Reinsurance Company Limited(1)......................................     Bermuda
  Oceanic Insurance Limited(1)................................................     Bermuda
CONTROLLED CORPORATIONS
  Dixie Bulk Transport, Inc. (subsidiary of Dixie Carriers, Inc.)(1)..........     Delaware
  Western Towing Company (subsidiary of Dixie Carriers, Inc.)(1)..............     Texas
  Marine Systems, Inc. (subsidiary of Dixie Carriers, Inc.)(1)................     Louisiana
  Dixie Marine, Inc. (subsidiary of Dixie Carriers, Inc.)(1)..................     Delaware
  Brent Transportation Corporation (subsidiary of Dixie Carriers, Inc.)(1)....     Delaware
  Dixie Security Corporation (subsidiary of Dixie Carriers, Inc. )(1).........     Texas
  Dixie Offshore Transportation Company (subsidiary of Dixie Carriers,
     Inc.)(1).................................................................     Delaware
  OMR Transportation Company (subsidiary of Dixie Carriers, Inc.)(1)..........     Delaware
  TPT Transportation Company (subsidiary of Dixie Carriers, Inc.)(1)..........     Delaware
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(1) Included in the consolidated financial statements.